UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
EMPOWER FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Empower Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2022

Item 1. REPORTS TO STOCKHOLDERS
EMPOWER FUNDS, INC.
Empower Core Strategies: U.S. Equity Fund
(Formerly Great-West Core Strategies: U.S. Equity Fund)
(Institutional Class and Investor Class)
Annual Report
December 31, 2022
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Irish Life Investment Managers Limited (“ILIM”), J.P. Morgan Investment Management Inc. (“JPMorgan”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), and Putnam Investment Management, LLC (“Putnam”)
Fund Performance
For the period May 1, 2022, through December 31, 2022, the Fund (Institutional Class shares) returned -3.54%, relative to a -6.30% return for the Russell 3000® Index, the Fund’s benchmark index.
ILIM Commentary
During the eight-month period ended December 31, 2022, the S&P 500® Growth Index underperformed, falling -11.8% while the S&P 500® Value Index outperformed, declining only 0.2%. Growth stocks underperformed as bond yields rose, undermining the discount value of future cash flows and earnings while several large cap technology stocks suffered from earnings disappointments.
The U.S. equity market declined over the period as inflation proved to be higher and more persistent than expected, rising to the highest levels in over 40 years. The outbreak of the greatest military conflict in Europe since World War 2 exacerbated the existing underlying inflation pressures. The unexpected persistence of high inflation resulted in a major policy shift at the Federal Reserve (the “Fed”) with the most aggressive tightening of monetary policy in several decades through a combination of rising interest rates and balance sheet reduction.
Having begun to fall from all-time highs in early January, equities continued to trend lower from April, negatively impacted by tighter monetary policy, the rise in bond yields which undermined the relative attractiveness of the asset class, concerns over the potential fallout on growth from the Russia/Ukraine war, and ongoing lockdowns in China which maintained its ‘zero tolerance’ Covid policy. All these contributed to falling business and consumer confidence and downward revisions to U.S. growth forecasts.
Equities experienced a number of rallies during the period, mainly due to speculation over a possible slowing in the pace of rate increases at the Fed and an early pause in the interest rate hiking cycle as U.S. inflation showed signs of peaking in late summer. Equity rallies faded, however, as the Fed pushed back against speculation over a possible dovish policy pivot and reasserted its determination to continue to raise interest rates and maintain a tight monetary stance until it was convinced inflation was under control and returning to its 2% target. Four consecutive 75 basis point (“bps”) increases in interest rates confirmed the Fed’s commitment to combating inflation and caused equities to fall to their low for the year in mid-October.
Equities rallied from mid-October through the end of November as the Fed finally indicated it would begin to slow the pace of rate increases to 50 basis points (“bps”) in December as the aggressive tightening of policy to that point appeared to be contributing to an ongoing moderation of U.S. inflation which fell from a high of 9.1% year-over-year to 7.1% year-over-year at year-end.
Equities, however, declined again in December as the Fed indicated that monetary policy would remain restrictive for some time as it seeks to ensure inflation does not become embedded. Although it suggested that most of the policy tightening in this cycle had already occurred, it guided to a higher terminal interest rate compared to investor expectations. It also indicated that it does not intend to cut interest rates in 2023, in contrast to investor expectations for up to 50 bps of rate cuts in the second half of the year.
JPMorgan Commentary
The S&P 500® Index faced its worst year since 2008, returning -18.11% for the year. Communication services and consumer discretionary were the worst performing sectors in 2022, returning -39.89% and -37.03% respectively. Energy and utilities were the only sectors which closed in the green, returning 65.72% and 1.47% respectively.
After three years of strength, equity markets were whiplashed with a volatile year, beginning with developing geopolitical tensions leading to a war in Ukraine. As a result, rising oil and gas prices led to energy being the best performing sector while pressure started to mount on manufacturing costs and supply chain disruptions. Moreover, concerns over high inflation and a shrinking economy in April further tested equity markets. Developed equity markets saw the worst first half in over two decades. The Fed hiked the federal funds rate by a cumulative 425 bps in 2022 to curb record high inflation. The consumer price index peaked at 9.1% in June 2022 and trended downwards to 7.1% in November 2022. Corporate America battled high interest rates, contraction in manufacturing and dampened consumer sentiment. Finally, earnings forecasts for 2023 witnessed sharp cuts towards the end of the year as recession fears mounted.
Large cap stocks as represented by the S&P 500 Index outperformed the small cap Russell 2000® Index, as they returned -18.11% vs. -20.43%, respectively. Value outperformed Growth by a massive margin, as the Russell 3000® Value Index returned -7.99% and the Russell 3000® Growth Index returned -28.97%.
While 2022 was a difficult year for the market, particularly growth as a style, it was also a positive reflection of the JPMorgan sub-advised portion of the Fund’s (the “JPM portfolio”) adaptable approach to growth investing and risk management. Having reduced exposure to higher growth segments of the market where expectations had become elevated the JPM portfolio was well positioned for the market environment that played out in 2022. For the May 1, 2022, through December 31, 2022 period the JPM portfolio outperformed the Russell 1000® Growth Index. Outperformance was driven by both where we have been less exposed, such as higher growth parts of the market, as well as stock selection in positions that we have been building up conviction in over the last two years. Consumer discretionary and health care were the top contributing sectors due to a combination of stock selection as well as sector positioning. An underweight position in industrials and stock selection within financials detracted.
At the individual stock level, an overweight position in AutoZone was the top contributor as strong commercial performance and market share gains continued. The auto parts category tends to be resilient in recessions and we added to our position. An overweight position in McKesson was also a top contributor on the back of strong execution and fiscal year 2023 guidance that was better than expected. We believe the expectations associated with the stock remain modest and added to our position. An overweight position in SVB Financial was a top detractor. Better than expected results were not enough to offset disappointment over a shortfall in deposit balances, which may weigh on net interest income growth and underscores the continued challenges in SVB’s end markets. We added to our position on weakness. An overweight in Target also detracted as management lowered full year margin guidance in the second quarter due to elevated inventory in categories like home and electronics, where demand has cooled. We continue to have conviction that over the long-term Target can get back to generating sustainably higher margins than peers.
There has been no material change to the shape of the JPM portfolio or the team’s overall view. Healthcare continues to be a source of increasing conviction and new ideas. It is now the largest overweight, followed by staples. The team continues to have less conviction in longer duration, higher growth stocks that had outperformed for a prolonged period and where expectations remain high. Many of these companies are concentrated in technology and consumer discretionary, which are top underweight exposures.
Loomis Sayles Commentary
The bullish tone supporting equity markets over the past few years changed quite dramatically in 2022 resulting in one of the weakest performing U.S. stock markets on record. The period began with a sell-off in domestic equities as growing inflationary pressures, expected interest rate increases from the Fed and the growing potential of a U.S. recession were the primary drivers. A mid-summer rally based on investor optimism that the Fed was pivoting to a less aggressive path of interest rate hikes was short lived as the August release of Fed meeting minutes contained hawkish language resulting in yet another market sell-off. Entering the final quarter of the year, the market rallied yet again as signs of declining inflation provided some positive economic signs for investors before relinquishing some of the gains in December. The net result of these market actions was a decline in stock values, as no equity investment style or capitalization range was spared while market valuations declined, which more than offset continued (albeit slower) growth in U.S. corporate profits. During the final eight months of 2022, the small cap Russell 2000 Index return of -4.5% was ahead of the large cap Russell 1000® Index return of -6.4%, while small cap growth stocks outperformed small cap value stocks. Importantly though, quality was a successful theme for most of the year, as higher returning business models with greater revenue and earnings visibility far outperformed more speculative and money losing segments of the market. Investor expectations of a slowing economy was reflected in sector performance within the Russell 2000 Index as those segments leveraged to the consumer, such as communication services and consumer discretionary, lagged the overall market while more defensive areas, such as utilities and consumer staples, outperformed. Energy was the top performing index sector with a return of positive 11.5%.
The portion of the Fund sub-advised by Loomis Sayles (the “Loomis portfolio”) outperformed the Russell 2000® Value Index during the eight-month period ended December 31, 2022. The Loomis portfolio’s relative return benefitted from its quality orientation as higher quality stocks significantly outperformed lower quality stocks during the period. In such an environment, stock selection metrics accounted for the entirety of the excess return versus the Russell 2000 Value Index. In addition to favorable market conditions, very strong stock selection in the industrials, information technology, and consumer discretionary sectors also aided relative return. Offsetting these positives was trailing stock selection in the consumer staples sector. The Loomis portfolio significantly increased its weight to energy based on strong industry fundamentals and more shareholder friendly capital allocation decisions by company management. The impact on relative performance was very positive as both sector allocation in addition to security selection were additive to return during the period as energy was the top performing Russell 2000 Value index sector with a return of positive 14.4% in a negative market.

The two largest contributors to performance at the individual security level were energy companies Weatherford International and ChampionX Corporation. Weatherford provides equipment and services to the oil and natural gas exploration and production industry. The business is weighted toward geographies outside of North America, including regions where exploration and production activity is expected to demonstrate healthy growth. The stock was a new addition during 2022 after the company’s new management had progressed in profitably reorienting the business, as well as further improvement in the recapitalized balance sheet after re-emergence from bankruptcy. The rally in the shares off a deeply discounted valuation reflected a “rediscovery” of the company by investors after years of being shunned due to sub-par financial results and poor sentiment toward prior management. ChampionX provides a variety of products and solutions to help energy companies develop oil and gas properties and to enhance production. Most of the price appreciation was in the final quarter of the year after strong earnings were reported in October, and management directly addressed concerns which had previously weighed upon the stock. Finally, strong free cash flow generation has resulted in a conservative balance sheet, leaving the company with options to increase return of capital to shareholders through dividend payments or share repurchase.
The largest detractors of performance include Spectrum Brands and Triumph Financial. Spectrum Brands is a household supplies holding company with operations in the pet, home & garden, builder's hardware, and personal appliance segments. In September of 2021, the company announced a transformative transaction to sell its largest segment at a very attractive multiple to Assa Abloy. We believed this transaction would transform the company in many positive ways while deleveraging the balance sheet and creating meaningful share repurchases. Unfortunately, in September 2022, the U.S. Department of Justice filed an antitrust lawsuit to block the transaction. The shares have recovered somewhat after Assa announced they would be willing to sell competing assets in order to gain approval of the deal. Triumph, a specialty bank focusing on providing factor financing to trucking fleets had early success building out a payments network for clients, but initial costs to roll-out the service, combined with a weaker trucking market late in 2022 impacted both earnings and sentiment toward the stock. We reduced our holding during the fourth quarter.
During the period we added new stocks with attractive investment potential and eliminated holdings where the valuation has exceeded our target levels or where fundamentals no longer fit our investment thesis. New positions include energy equipment and services provider Weatherford International; diversified healthcare services company Tenet Healthcare; and BellRing Brands, a leader in the global convenient nutrition category including ready-to-drink protein shakes, beverages, and powders. Positions eliminated include financial services provider Pathward Financial; natural gas producer EQT Corp; and PothlatchDeltic, a timber land real estate investment trust.
While we do not make major adjustments to the Loomis portfolio based on near-term macroeconomic expectations, they are part of the mosaic of inputs, and we adjust position sizes to reflect our level of fundamental conviction and the risk/reward outlook. Sector weight changes during the period reflected both our security repositioning as well as market impacts. As a result, our weights in the financials and real estate sectors were reduced and our weights to the energy, health care and industrials sectors increased.
At the end of 2022, the Loomis portfolio continued to be positioned in the larger capitalization range of the small cap universe and focused on those companies featuring higher quality business models and balance sheets, with good earnings visibility and continued growth potential. Through the stock selection process, the Loomis portfolio is broadly diversified across all economic sectors, with a relative overweight to the industrials, information technology and energy sectors while underweight to the financials, real estate and utilities sectors.
Putnam Commentary
Throughout the period, financial markets were challenged by multiple, converging risks in the macroeconomy. High inflation, rising interest rates, and the Russia-Ukraine War contributed to a risk-averse investing environment. China’s zero-Covid policy also caused periodic lockdowns, worsening supply chain issues. In the U.S., combating inflation remained a top priority of the Fed. As inflation reached 40-year highs, the Fed began raising interest rates for the first time since 2018. Toward the close of 2022, stocks were lifted by some positive earnings reports as well as data that showed the pace of inflation was easing. However, concerns about a possible recession persisted.
In this environment, the portion of the Fund sub-advised by Putnam (the “Putnam portfolio”) posted a modestly positive return and outperformed the Russell 1000® Value Index, which had a slight negative return for the period. Stock selection was the largest driver of relative returns, although sector allocation decisions also had a positive impact.
Holdings withing the financials, health care and real estate sectors were most additive to relative performance. Further, underweight positions in the real estate, communication services and information technology sectors, the three weakest in the Russell 1000 Value Index, were also positive contributors. Stock selection within consumer discretionary and consumer staples detracted most from relative performance.
Top individual contributors to performance included overweight positions in Northrop Grumman industrials), McKesson (health care), O’Reilly Automotive (consumer discretionary), Charles Schwab (financials) and ConocoPhillips (energy). A lack of exposure to Intel (information technology) also had a positive impact on relative performance.
Overweight positions in Target (consumer discretionary), Southwest Airlines (industrials) and Boston Properties (real estate) were among top detractors. Further, a holding in Microsoft (information technology) had a negative impact.
The views and opinions in this report were current as of December 31, 2022 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through December 31, 2018.
Note: Performance for the Investor Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2022 (unaudited)
	One Year	Since Inception(a)(b)
Institutional Class	-15.59%	8.47%
Investor Class	-15.82%	7.68%
(a) Institutional Class inception date was June 25, 2018.
(b) Investor Class inception date was September 3, 2020.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2022 (unaudited)
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	24.14%
Financial	16.72
Technology	16.20
Industrial	11.81
Consumer, Cyclical	10.11
Communications	7.78
Energy	6.86
Utilities	2.96
Basic Materials	2.96
Exchange Traded Funds	0.24
Short Term Investments	0.22
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/22)	(12/31/22)	(07/01/22 – 12/31/22)
Institutional Class
Actual	$1,000.00	$1,040.80	$2.83
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	$2.80
Investor Class
Actual	$1,000.00	$1,039.60	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.58
* Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class shares and 0.90% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period. The Fund’s annualized expense ratio includes expenses borne directly by the class plus the Fund’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests (0.00%).
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of December 31, 2022
Shares		Fair Value
COMMON STOCK
Basic Materials — 2.78%
861	Air Products & Chemicals Inc	$ 265,412
455	Albemarle Corp	98,671
13,629	Arconic Corp(a)	288,390
4,228	Ashland Inc	454,637
7,919	Cabot Corp	529,306
401	Celanese Corp	40,998
762	CF Industries Holdings Inc	64,922
2,731	Dow Inc	137,615
1,928	DuPont de Nemours Inc	132,319
5,468	Eastman Chemical Co	445,314
962	Ecolab Inc	140,029
489	FMC Corp	61,027
41,721	Freeport-McMoRan Inc	1,585,398
990	International Flavors & Fragrances Inc	103,792
1,381	International Paper Co	47,824
1,918	Linde PLC	625,613
985	LyondellBasell Industries NV Class A	81,785
1,321	Mosaic Co	57,952
3,080	Newmont Corp	145,376
995	Nucor Corp	131,151
5,698	PPG Industries Inc	716,466
2,603	Rogers Corp(a)	310,642
1,609	Sherwin-Williams Co	381,864
647	Steel Dynamics Inc	63,212
17,293	Valvoline Inc	564,616
		7,474,331
Communications — 7.22%
559	Airbnb Inc Class A(a)	47,795
23,179	Alphabet Inc Class A(a)	2,045,083
29,828	Alphabet Inc Class C(a)	2,646,638
42,114	Amazon.com Inc(a)	3,537,576
961	Arista Networks Inc(a)	116,617
27,657	AT&T Inc	509,165
151	Booking Holdings Inc(a)	304,307
526	CDW Corp	93,933
1,985	Charter Communications Inc Class A(a)	673,113
15,934	Cisco Systems Inc	759,096
29,270	Comcast Corp Class A	1,023,572
2,955	Corning Inc	94,383
685	DISH Network Corp Class A(a)	9,617
2,106	eBay Inc	87,336
931	Etsy Inc(a)	111,515
585	Expedia Group Inc(a)	51,246
254	F5 Inc(a)	36,452
148	FactSet Research Systems Inc	59,379
1,238	Fox Corp Class A	37,598
663	Fox Corp Class B	18,862
2,250	Gen Digital Inc	48,218
20,664	Gray Television Inc	231,230
1,508	Interpublic Group of Cos Inc	50,231
1,299	Juniper Networks Inc	41,516
3,372	Lumen Technologies Inc	17,602
1,420	Match Group Inc(a)	58,916
Shares		Fair Value
Communications — (continued)
121	MercadoLibre Inc(a)	$ 102,395
17,734	Meta Platforms Inc Class A(a)	2,134,110
648	Motorola Solutions Inc	166,996
1,726	Netflix Inc(a)	508,963
1,706	News Corp Class A	31,049
476	News Corp Class B	8,777
791	Omnicom Group Inc	64,522
2,118	Paramount Global Class B(b)	35,752
7,513	Scholastic Corp	296,463
39	Shopify Inc Class A(a)	1,354
306	Snap Inc Class A(a)	2,739
11,772	Thryv Holdings Inc(a)	223,668
5,399	T-Mobile US Inc(a)	755,860
2,248	Trade Desk Inc Class A(a)	100,778
10,649	TripAdvisor Inc(a)	191,469
13,830	United States Cellular Corp(a)	288,356
357	VeriSign Inc(a)	73,342
16,297	Verizon Communications Inc	642,102
37,416	Viavi Solutions Inc(a)	393,242
7,074	Walt Disney Co(a)	614,589
8,575	Warner Bros Discovery Inc(a)	81,291
		19,428,813
Consumer, Cyclical — 9.51%
256	Advance Auto Parts Inc	37,640
441	Alaska Air Group Inc(a)	18,937
2,737	American Airlines Group Inc(a)	34,815
1,052	Aptiv PLC(a)	97,973
389	AutoZone Inc(a)	959,344
931	Bath & Body Works Inc	39,232
778	Best Buy Co Inc	62,403
7,692	BJ's Wholesale Club Holdings Inc(a)	508,903
5,679	Boot Barn Holdings Inc(a)	355,051
955	BorgWarner Inc	38,439
6,185	Brunswick Corp	445,815
890	Caesars Entertainment Inc(a)	37,024
644	CarMax Inc(a)	39,213
4,329	Carnival Corp(a)	34,892
225	Chipotle Mexican Grill Inc(a)	312,185
2,300	Churchill Downs Inc	486,289
1,663	Copart Inc(a)	101,260
1,718	Costco Wholesale Corp	784,267
6,845	Crocs Inc(a)	742,203
548	Cummins Inc	132,775
475	Darden Restaurants Inc	65,707
2,489	Delta Air Lines Inc(a)	81,789
876	Dollar General Corp	215,715
817	Dollar Tree Inc(a)	115,556
138	Domino's Pizza Inc	47,803
1,215	DR Horton Inc	108,305
2,223	Fastenal Co	105,192
15,327	Ford Motor Co	178,253
23,512	General Motors Co	790,944
548	Genuine Parts Co	95,083
555	Hasbro Inc	33,861
5,178	Hilton Worldwide Holdings Inc	654,292
3,973	Home Depot Inc	1,254,912

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of December 31, 2022
Shares		Fair Value
Consumer, Cyclical — (continued)
8,288	IAA Inc(a)	$ 331,520
12,450	KB Home	396,532
1,276	Las Vegas Sands Corp(a)	61,337
2,215	LCI Industries	204,777
989	Lennar Corp Class A	89,505
10,506	Liberty Media Corp-Liberty Braves Class C(a)	338,608
576	Live Nation Entertainment Inc(a)	40,170
984	LKQ Corp	52,555
5,783	Lowe's Cos Inc	1,152,205
3,151	Marriott International Inc Class A	469,152
4,072	Marriott Vacations Worldwide Corp	548,050
2,842	McDonald's Corp	748,952
11,163	Methode Electronics Inc	495,302
1,270	MGM Resorts International	42,583
34,934	MRC Global Inc(a)	404,536
1,356	Newell Brands Inc	17,736
4,888	NIKE Inc Class B	571,945
1,441	Norwegian Cruise Line Holdings Ltd(a)(b)	17,638
11	NVR Inc(a)	50,738
1,245	O'Reilly Automotive Inc(a)	1,050,817
1,349	PACCAR Inc	133,511
152	Pool Corp	45,954
16,257	PulteGroup Inc	740,181
189	Ralph Lauren Corp(b)	19,972
1,346	Ross Stores Inc	156,230
871	Royal Caribbean Cruises Ltd(a)	43,054
9,956	Skyline Champion Corp(a)	512,834
18,420	Southwest Airlines Co(a)	620,201
4,454	Starbucks Corp	441,837
4,983	Tapestry Inc	189,753
6,207	Target Corp	925,091
13,315	Tesla Inc(a)	1,640,142
4,505	TJX Cos Inc	358,598
428	Tractor Supply Co	96,287
198	Ulta Beauty Inc(a)	92,876
1,268	United Airlines Holdings Inc(a)	47,804
11,456	Urban Outfitters Inc(a)	273,226
1,375	VF Corp	37,964
4,139	VSE Corp	194,036
9,341	Wabash National Corp	211,107
2,785	Walgreens Boots Alliance Inc	104,048
16,031	Walmart Inc	2,273,035
232	Whirlpool Corp	32,819
175	WW Grainger Inc	97,344
439	Wynn Resorts Ltd(a)	36,204
1,093	Yum! Brands Inc	139,991
		25,564,829
Consumer, Non-Cyclical — 22.61%
13,839	Abbott Laboratories	1,519,384
16,505	AbbVie Inc	2,667,373
282	Align Technology Inc(a)	59,474
504	Alnylam Pharmaceuticals Inc(a)	119,776
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
19,004	Alta Equipment Group Inc	$ 250,663
6,955	Altria Group Inc	317,913
629	AmerisourceBergen Corp	104,232
3,881	Amgen Inc	1,019,306
3,098	AMN Healthcare Services Inc(a)	318,536
11,329	Andersons Inc	396,402
2,132	Archer-Daniels-Midland Co	197,956
14,454	AstraZeneca PLC Sponsored ADR	979,981
3,174	Automatic Data Processing Inc	758,142
315	Avery Dennison Corp	57,015
1,957	Baxter International Inc	99,748
1,107	Becton Dickinson & Co	281,510
21,256	BellRing Brands Inc(a)	545,004
559	Biogen Inc(a)	154,798
92	Bio-Rad Laboratories Inc Class A(a)	38,685
610	Bio-Techne Corp	50,557
112	Block Inc(a)	7,038
5,559	Boston Scientific Corp(a)	257,215
8,251	Bristol-Myers Squibb Co	593,659
711	Brown-Forman Corp Class B	46,698
786	Campbell Soup Co	44,606
1,018	Cardinal Health Inc	78,254
606	Catalent Inc(a)	27,276
2,198	Centene Corp(a)	180,258
2,643	Charles River Laboratories International Inc(a)	575,910
947	Church & Dwight Co Inc	76,338
4,260	Cigna Corp	1,411,508
335	Cintas Corp	151,293
479	Clorox Co	67,218
34,972	Coca-Cola Co	2,224,569
3,242	Colgate-Palmolive Co	255,437
4,854	Colliers International Group Inc(b)	446,762
1,860	Conagra Brands Inc	71,982
3,105	CONMED Corp	275,227
630	Constellation Brands Inc Class A	146,003
192	Cooper Cos Inc	63,489
16,405	Corteva Inc	964,286
1,579	CoStar Group Inc(a)	122,025
35,088	Custom Truck One Source Inc(a)	221,756
9,090	CVS Health Corp	847,097
4,224	Danaher Corp(b)	1,121,134
260	DaVita Inc(a)	19,414
710	DENTSPLY SIRONA Inc	22,606
2,408	Dexcom Inc(a)	272,682
2,400	Edwards Lifesciences Corp(a)	179,064
2,520	Elevance Health Inc	1,292,684
5,258	Eli Lilly & Co	1,923,587
8,737	Embecta Corp	220,959
836	Equifax Inc	162,485
1,194	Estee Lauder Cos Inc Class A	296,243
5,317	Euronet Worldwide Inc(a)	501,818
1,097	Exact Sciences Corp(a)	54,312

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of December 31, 2022
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
287	FleetCor Technologies Inc(a)	$ 52,716
307	Gartner Inc(a)	103,195
2,304	General Mills Inc	193,190
4,868	Gilead Sciences Inc	417,918
1,050	Global Payments Inc	104,286
2,676	HCA Healthcare Inc	642,133
537	Henry Schein Inc(a)	42,890
8,194	Herc Holdings Inc	1,078,085
571	Hershey Co	132,226
969	Hologic Inc(a)	72,491
1,124	Hormel Foods Corp	51,198
492	Humana Inc	251,997
322	IDEXX Laboratories Inc(a)	131,363
611	Illumina Inc(a)	123,544
717	Incyte Corp(a)	57,589
12,937	Inmode Ltd(a)	461,851
4,602	Insperity Inc	522,787
2,081	Intuitive Surgical Inc(a)	552,193
721	IQVIA Holdings Inc(a)	147,726
1,499	J & J Snack Foods Corp	224,415
413	J M Smucker Co	65,444
1,715	Jazz Pharmaceuticals PLC(a)	273,217
5,611	John Wiley & Sons Inc Class A	224,777
10,146	Johnson & Johnson	1,792,291
994	Kellogg Co	70,813
19,909	Keurig Dr Pepper Inc	709,955
1,310	Kimberly-Clark Corp	177,833
7,250	Korn Ferry	366,995
3,090	Kraft Heinz Co	125,794
2,528	Kroger Co	112,698
344	Laboratory Corp of America Holdings	81,005
559	Lamb Weston Holdings Inc	49,952
10,637	Lantheus Holdings Inc(a)	542,062
149	MarketAxess Holdings Inc	41,555
972	McCormick & Co Inc	80,569
5,484	McKesson Corp	2,057,158
5,157	Medtronic PLC	400,802
20,796	Merck & Co Inc	2,307,316
1,401	Moderna Inc(a)	251,648
226	Molina Healthcare Inc(a)	74,630
759	Molson Coors Beverage Co Class B	39,104
5,299	Mondelez International Inc Class A	353,178
4,697	Monster Beverage Corp(a)	476,886
611	Moody's Corp	170,237
12,585	Nomad Foods Ltd(a)	216,965
16,498	Option Care Health Inc(a)	496,425
1,121	Organon & Co	31,310
9,306	Pacira BioSciences Inc(a)	359,305
4,423	PayPal Holdings Inc(a)	315,006
5,346	PepsiCo Inc	965,808
489	PerkinElmer Inc	68,568
21,782	Pfizer Inc	1,116,110
6,015	Philip Morris International Inc	608,778
14,150	Procter & Gamble Co	2,144,574
18,500	Quanex Building Products Corp	438,080
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
554	Quanta Services Inc	$ 78,945
441	Quest Diagnostics Inc	68,990
3,086	Regeneron Pharmaceuticals Inc(a)	2,226,518
568	ResMed Inc	118,218
459	Robert Half International Inc	33,888
974	Rollins Inc	35,590
1,292	S&P Global Inc	432,742
4,682	Sanofi	451,468
1,007	Seagen Inc(a)	129,410
3,584	Spectrum Brands Holdings Inc	218,337
387	STERIS PLC	71,475
1,306	Stryker Corp	319,304
16,530	Supernus Pharmaceuticals Inc(a)	589,625
1,966	Sysco Corp	150,301
183	Teleflex Inc	45,682
11,307	Tenet Healthcare Corp(a)	551,669
3,267	Thermo Fisher Scientific Inc	1,799,104
1,123	Tyson Foods Inc Class A	69,907
2,025	United Rentals Inc(a)	719,725
2,678	United Therapeutics Corp(a)	744,725
4,848	UnitedHealth Group Inc	2,570,313
264	Universal Health Services Inc Class B	37,195
1,996	Verisk Analytics Inc	352,134
996	Vertex Pharmaceuticals Inc(a)	287,625
4,705	Viatris Inc	52,367
230	Waters Corp(a)	78,793
287	West Pharmaceutical Services Inc	67,545
814	Zimmer Biomet Holdings Inc	103,785
1,808	Zoetis Inc	264,962
		60,800,330
Energy — 6.45%
16,626	Antero Resources Corp(a)	515,240
1,248	APA Corp	58,257
3,887	Baker Hughes Co	114,783
11,040	California Resources Corp	480,350
19,927	ChampionX Corp	577,684
1,088	Cheniere Energy Inc	163,157
6,904	Chevron Corp	1,239,199
20,495	ConocoPhillips	2,418,410
3,060	Coterra Energy Inc	75,184
12,895	Delek US Holdings Inc	348,165
2,537	Devon Energy Corp	156,051
683	Diamondback Energy Inc	93,421
893	Enphase Energy Inc(a)	236,609
4,348	EOG Resources Inc	563,153
1,425	EQT Corp	48,208
21,920	Expro Group Holdings NV(a)	397,410
30,363	Exxon Mobil Corp	3,349,039
385	First Solar Inc(a)	57,669
3,524	Halliburton Co	138,669
1,077	Hess Corp	152,740
7,676	Kinder Morgan Inc	138,782
2,464	Marathon Oil Corp	66,700

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of December 31, 2022
Shares		Fair Value
Energy — (continued)
1,818	Marathon Petroleum Corp	$ 211,597
5,769	NextEra Energy Partners LP	404,349
10,365	Noble Corp PLC(a)	390,864
24,401	Northern Oil and Gas Inc	752,039
2,821	Occidental Petroleum Corp	177,695
1,734	ONEOK Inc	113,924
1,834	Phillips 66	190,883
922	Pioneer Natural Resources Co	210,576
5,502	Schlumberger Ltd NV	294,137
31,938	Shell PLC	900,169
216	SolarEdge Technologies Inc(a)	61,186
43,417	Southwestern Energy Co(a)	253,989
878	Targa Resources Corp	64,533
7,317	Valero Energy Corp	928,235
16,414	Weatherford International PLC(a)	835,801
4,726	Williams Cos Inc	155,485
		17,334,342
Financial — 15.72%
2,196	Aflac Inc	157,980
6,908	Agree Realty Corp REIT	489,984
580	Alexandria Real Estate Equities Inc REIT	84,489
1,030	Allstate Corp	139,668
2,320	American Express Co	342,780
13,293	American International Group Inc	840,649
3,560	American Tower Corp REIT	754,222
413	Ameriprise Financial Inc	128,596
13,584	Ameris Bancorp	640,350
803	Aon PLC Class A	241,012
7,090	Apollo Global Management Inc	452,271
1,436	Arch Capital Group Ltd(a)	90,152
819	Arthur J Gallagher & Co	154,414
176	Assurant Inc	22,011
4,029	Assured Guaranty Ltd	250,846
14,956	Atlantic Union Bankshares Corp	525,554
543	AvalonBay Communities Inc REIT	87,705
24,091	AXA SA	671,065
71,693	Bank of America Corp	2,374,472
2,855	Bank of New York Mellon Corp	129,960
6,992	Berkshire Hathaway Inc Class B(a)	2,159,829
583	BlackRock Inc	413,131
1,796	Blackstone Inc	133,245
580	Boston Properties Inc REIT	39,196
913	Brown & Brown Inc	52,014
19,781	Cadence Bank	487,799
416	Camden Property Trust REIT	46,542
15,315	Cannae Holdings Inc(a)	316,255
6,803	Capital One Financial Corp	632,407
412	Cboe Global Markets Inc	51,694
1,227	CBRE Group Inc Class A(a)	94,430
26,294	Charles Schwab Corp	2,189,238
1,611	Chubb Ltd	355,387
Shares		Fair Value
Financial — (continued)
610	Cincinnati Financial Corp	$ 62,458
29,309	Citigroup Inc	1,325,646
1,912	Citizens Financial Group Inc	75,275
1,396	CME Group Inc	234,751
558	Comerica Inc	37,302
1,681	Crown Castle Inc REIT	228,011
20,592	CVB Financial Corp	530,244
1,116	Digital Realty Trust Inc REIT	111,901
1,061	Discover Financial Services	103,798
11,234	Employers Holdings Inc	484,522
360	Equinix Inc REIT	235,811
1,320	Equity Residential REIT	77,880
252	Essex Property Trust Inc REIT	53,404
152	Everest Re Group Ltd	50,353
520	Extra Space Storage Inc REIT	76,534
4,880	Federal Agricultural Mortgage Corp Class C	550,025
257	Federal Realty Investment Trust REIT	25,967
2,667	Fifth Third Bancorp	87,504
711	First Republic Bank	86,664
1,219	Franklin Resources Inc(b)	32,157
13,526	Gaming & Leisure Properties Inc REIT	704,569
358	Globe Life Inc	43,157
5,021	Goldman Sachs Group Inc	1,724,111
1,235	Hartford Financial Services Group Inc	93,650
2,086	Healthpeak Properties Inc REIT	52,296
28,525	Home BancShares Inc	650,085
2,802	Host Hotels & Resorts Inc REIT	44,972
5,599	Huntington Bancshares Inc	78,946
2,168	Intercontinental Exchange Inc	222,415
18,054	International Money Express Inc(a)	439,976
1,964	Invesco Ltd	35,332
2,254	Invitation Homes Inc REIT	66,809
1,129	Iron Mountain Inc REIT	56,281
15,586	JPMorgan Chase & Co	2,090,083
9,790	KeyCorp	170,542
2,400	Kimco Realty Corp REIT	50,832
563	Lincoln National Corp	17,295
771	Loews Corp	44,972
669	M&T Bank Corp	97,045
1,924	Marsh & McLennan Cos Inc	318,384
3,294	Mastercard Inc Class A	1,145,423
5,602	McGrath RentCorp	553,142
2,557	MetLife Inc	185,050
448	Mid-America Apartment Communities Inc REIT	70,332
8,243	Morgan Stanley	700,820
1,315	Nasdaq Inc	80,675
808	Northern Trust Corp	71,500
29,909	OceanFirst Financial Corp	635,566
7,674	Pinnacle Financial Partners Inc	563,272
6,776	PNC Financial Services Group Inc	1,070,201

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of December 31, 2022
Shares		Fair Value
Financial — (continued)
8,504	Popular Inc	$ 563,985
11,018	Postal Realty Trust Inc REIT Class A	160,092
883	Principal Financial Group Inc	74,101
2,270	Progressive Corp	294,442
3,582	Prologis Inc REIT	403,799
6,745	Prosperity Bancshares Inc	490,227
1,428	Prudential Financial Inc	142,029
613	Public Storage REIT	171,756
751	Raymond James Financial Inc	80,244
2,433	Realty Income Corp REIT	154,325
624	Regency Centers Corp REIT	39,000
3,626	Regions Financial Corp	78,177
418	SBA Communications Corp REIT	117,170
274	Signature Bank	31,570
1,268	Simon Property Group Inc REIT	148,965
5,748	SouthState Corp	438,917
17,691	STAG Industrial Inc REIT	571,596
5,635	State Street Corp	437,107
6,528	Stifel Financial Corp	381,039
1,027	SVB Financial Group(a)	236,354
1,748	Synchrony Financial	57,439
867	T Rowe Price Group Inc	94,555
909	Travelers Cos Inc	170,428
4,058	Triumph Financial Inc(a)	198,314
5,148	Truist Financial Corp	221,518
1,193	UDR Inc REIT	46,205
5,246	US Bancorp	228,778
1,551	Ventas Inc REIT	69,873
3,737	VICI Properties Inc REIT	121,079
6,344	Visa Inc Class A	1,318,029
17,799	Vornado Realty Trust REIT	370,397
794	W R Berkley Corp	57,621
14,786	Wells Fargo & Co	610,514
1,833	Welltower Inc REIT	120,153
2,855	Weyerhaeuser Co REIT	88,505
420	Willis Towers Watson PLC	102,724
9,024	Wintrust Financial Corp	762,709
10,911	WSFS Financial Corp	494,705
657	Zions Bancorp NA	32,298
		42,278,026
Industrial — 11.10%
2,145	3M Co	257,228
548	A O Smith Corp	31,368
7,842	AECOM	666,021
1,149	Agilent Technologies Inc	171,948
5,606	Albany International Corp Class A	552,696
360	Allegion PLC	37,894
8,821	Altra Industrial Motion Corp	527,055
5,779	Amcor PLC	68,828
892	AMETEK Inc	124,630
6,427	Amphenol Corp Class A	489,352
9,836	Arcosa Inc	534,488
3,723	Atkore Inc(a)	422,263
Shares		Fair Value
Industrial — (continued)
8,260	Ball Corp	$ 422,416
2,174	Boeing Co(a)	414,125
3,246	Carrier Global Corp	133,897
2,020	Caterpillar Inc	483,911
466	CH Robinson Worldwide Inc	42,667
5,887	Clean Harbors Inc(a)	671,824
10,571	Columbus McKinnon Corp	343,240
12,286	CRH PLC	488,615
8,159	CSX Corp	252,766
3,200	Deere & Co	1,372,032
545	Dover Corp	73,798
1,544	Eaton Corp PLC	242,331
2,295	Emerson Electric Co	220,458
618	Expeditors International of Washington Inc	64,223
930	FedEx Corp	161,076
1,373	Fortive Corp	88,215
596	Garmin Ltd	55,005
34,950	Genco Shipping & Trading Ltd	536,832
217	Generac Holdings Inc(a)	21,843
874	General Dynamics Corp	216,848
4,241	General Electric Co	355,353
10,484	Griffon Corp	375,222
6,132	Honeywell International Inc	1,314,088
1,429	Howmet Aerospace Inc	56,317
164	Huntington Ingalls Industries Inc	37,832
293	IDEX Corp	66,901
1,085	Illinois Tool Works Inc	239,025
13,244	Ingersoll Rand Inc	691,999
496	Jacobs Solutions Inc	59,555
32,589	Janus International Group Inc(a)	310,247
322	JB Hunt Transport Services Inc	56,144
13,305	Johnson Controls International PLC	851,520
3,808	Kadant Inc	676,415
694	Keysight Technologies Inc(a)	118,723
18,093	Kimball Electronics Inc(a)	408,721
739	L3Harris Technologies Inc	153,867
34,131	Leonardo DRS Inc(a)	436,194
1,359	Littelfuse Inc	299,252
905	Lockheed Martin Corp	440,273
38,345	LSB Industries Inc(a)	509,988
240	Martin Marietta Materials Inc	81,113
898	Masco Corp	41,910
21,127	MDU Resources Group Inc	640,993
86	Mettler-Toledo International Inc(a)	124,309
188	Mohawk Industries Inc(a)	19,217
11,383	National Instruments Corp	420,033
208	Nordson Corp	49,446
898	Norfolk Southern Corp	221,285
2,914	Northrop Grumman Corp	1,589,908
351	Old Dominion Freight Line Inc	99,607
1,616	Otis Worldwide Corp	126,549
360	Packaging Corp of America	46,048
498	Parker-Hannifin Corp	144,918
710	Pentair PLC	31,936

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of December 31, 2022
Shares		Fair Value
Industrial — (continued)
18,385	Pure Cycle Corp(a)	$ 192,675
16,295	Raytheon Technologies Corp	1,644,491
797	Republic Services Inc	102,805
985	Rockwell Automation Inc	253,706
628	Sealed Air Corp	31,325
206	Snap-on Inc	47,069
586	Stanley Black & Decker Inc	44,020
5,528	TD SYNNEX Corp	523,557
1,234	TE Connectivity Ltd	141,663
181	Teledyne Technologies Inc(a)	72,384
810	Textron Inc	57,348
2,305	Trane Technologies PLC	387,447
200	TransDigm Group Inc	125,930
957	Trimble Inc(a)	48,386
38,210	TTM Technologies Inc(a)	576,207
6,818	UFP Industries Inc	540,326
4,377	UFP Technologies Inc(a)	516,005
5,550	Union Pacific Corp	1,149,238
4,778	United Parcel Service Inc Class B	830,607
41,014	Vontier Corp	792,801
515	Vulcan Materials Co	90,182
1,449	Waste Management Inc	227,319
705	Westinghouse Air Brake Technologies Corp	70,366
1,048	Westrock Co	36,848
699	Xylem Inc	77,288
		29,864,794
Technology — 15.22%
2,446	Accenture PLC Class A	652,691
2,764	Activision Blizzard Inc	211,584
1,805	Adobe Inc(a)	607,437
10,274	Advanced Micro Devices Inc(a)	665,447
611	Akamai Technologies Inc(a)	51,507
1,996	Analog Devices Inc	327,404
339	ANSYS Inc(a)	81,899
74,353	Apple Inc	9,660,685
3,339	Applied Materials Inc	325,152
303	ASML Holding NV	165,559
838	Autodesk Inc(a)	156,597
1,572	Broadcom Inc	878,952
457	Broadridge Financial Solutions Inc	61,297
1,065	Cadence Design Systems Inc(a)	171,082
626	Ceridian HCM Holding Inc(a)	40,158
5,145	Cognizant Technology Solutions Corp Class A	294,243
4,552	Concentrix Corp	606,144
7,858	CSG Systems International Inc	449,478
779	DXC Technology Co(a)	20,643
1,018	Electronic Arts Inc	124,379
224	EPAM Systems Inc(a)	73,414
2,303	Fidelity National Information Services Inc	156,259
2,465	Fiserv Inc(a)	249,138
2,517	Fortinet Inc(a)	123,056
Shares		Fair Value
Technology — (continued)
4,994	Hewlett Packard Enterprise Co	$ 79,704
3,436	HP Inc	92,325
31	HubSpot Inc(a)	8,963
16,016	Intel Corp	423,303
6,397	International Business Machines Corp	901,273
1,644	Intuit Inc	639,878
284	Jack Henry & Associates Inc	49,859
550	KLA Corp	207,366
765	Lam Research Corp	321,529
531	Leidos Holdings Inc	55,856
2,134	Microchip Technology Inc	149,913
4,218	Micron Technology Inc	210,816
43,555	Microsoft Corp	10,444,342
148	MongoDB Inc(a)	29,132
173	Monolithic Power Systems Inc	61,175
529	MSCI Inc	246,075
843	NetApp Inc	50,631
11,677	NVIDIA Corp	1,706,477
2,764	NXP Semiconductors NV	436,795
1,678	ON Semiconductor Corp(a)	104,657
20,125	Oracle Corp	1,645,017
1,244	Paychex Inc	143,757
188	Paycom Software Inc(a)	58,338
410	PTC Inc(a)	49,216
417	Qorvo Inc(a)	37,797
9,724	QUALCOMM Inc	1,069,057
21,574	Rambus Inc(a)	772,781
411	Roper Technologies Inc	177,589
5,034	Salesforce Inc(a)	667,458
2,407	Science Applications International Corp	267,008
773	Seagate Technology Holdings PLC	40,668
783	ServiceNow Inc(a)	304,015
622	Skyworks Solutions Inc	56,683
5,799	Super Micro Computer Inc(a)	476,098
1,586	Synopsys Inc(a)	506,394
612	Take-Two Interactive Software Inc(a)	63,728
604	Teradyne Inc	52,759
6,806	Texas Instruments Inc	1,124,487
6,803	Tower Semiconductor Ltd(a)	293,890
161	Tyler Technologies Inc(a)	51,908
33,066	Veradigm Inc(a)	583,284
1,284	Western Digital Corp(a)	40,510
221	Workday Inc Class A(a)	36,980
200	Zebra Technologies Corp Class A(a)	51,282
		40,944,978
Utilities — 2.79%
2,593	AES Corp	74,575
6,536	ALLETE Inc	421,637
975	Alliant Energy Corp	53,830
4,862	Ameren Corp	432,329
8,624	American Electric Power Co Inc	818,849

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of December 31, 2022
Shares		Fair Value
Utilities — (continued)
706	American Water Works Co Inc	$ 107,608
543	Atmos Energy Corp	60,854
5,522	Black Hills Corp	388,417
2,443	CenterPoint Energy Inc	73,266
1,127	CMS Energy Corp	71,373
1,378	Consolidated Edison Inc	131,337
6,356	Constellation Energy Corp	547,951
3,234	Dominion Energy Inc	198,309
752	DTE Energy Co	88,383
2,989	Duke Energy Corp	307,837
1,482	Edison International	94,285
790	Entergy Corp	88,875
891	Evergy Inc	56,071
1,352	Eversource Energy	113,352
19,481	Exelon Corp	842,164
2,108	FirstEnergy Corp	88,409
7,711	NextEra Energy Inc	644,640
1,595	NiSource Inc	43,735
20,438	NRG Energy Inc	650,337
6,247	PG&E Corp(a)	101,576
474	Pinnacle West Capital Corp	36,043
2,857	PPL Corp	83,481
1,936	Public Service Enterprise Group Inc	118,619
1,219	Sempra Energy	188,384
4,224	Southern Co	301,636
1,224	WEC Energy Group Inc	114,762
2,123	Xcel Energy Inc	148,843
		7,491,767
TOTAL COMMON STOCK — 93.40% (Cost $248,840,027)		$251,182,210
CONVERTIBLE PREFERRED STOCK
Communications — 0.09%
218	2020 Cash Mandatory Exchangeable Trust 5.25%(c)	249,397
Consumer, Non-Cyclical — 0.09%
176	Danaher Corp 5.00%	238,889
TOTAL CONVERTIBLE PREFERRED STOCK — 0.18% (Cost $493,250)		$ 488,286
Shares		Fair Value
EXCHANGE TRADED FUNDS
3,915	iShares Russell 1000 Value ETF	$ 593,710

TOTAL EXCHANGE TRADED FUNDS — 0.22% (Cost $591,302)		$ 593,710
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.20%
$546,473	Undivided interest of 35.40% in a repurchase agreement (principal amount/value $1,543,034 with a maturity value of $1,543,771) with Citibank NA, 4.30%, dated 12/31/22 to be repurchased at $546,473 on 1/3/23 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 1.38% - 4.50%, 4/15/25 - 11/1/51, with a value of $1,575,213.(d)	546,473
TOTAL SHORT TERM INVESTMENTS — 0.20% (Cost $546,473)		$ 546,473
TOTAL INVESTMENTS — 94.00% (Cost $250,471,052)		$252,810,679
OTHER ASSETS & LIABILITIES, NET — 6.00%		$ 16,126,720
TOTAL NET ASSETS — 100.00%		$268,937,399

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2022.
(c)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(d)	Collateral received for securities on loan.
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LP	Limited Partnership
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of December 31, 2022
At December 31, 2022, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation
Long
S&P 500® Emini Futures	28	USD	5,405,400	March 2023	$1,650
				Net Appreciation	$1,650
At December 31, 2022, the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BB	USD	16,707	EUR	15,800	March 15, 2023	$(297)
BB	USD	21,158	GBP	17,300	March 15, 2023	204
CIT	USD	106	EUR	100	March 15, 2023	(2)
CIT	USD	12,956	GBP	10,600	March 15, 2023	117
GS	USD	30,073	GBP	24,600	March 15, 2023	277
HSB	USD	59,828	EUR	56,600	March 15, 2023	(1,086)
HSB	USD	432,111	GBP	356,800	March 15, 2023	(51)
JPM	USD	78,308	EUR	74,100	March 15, 2023	(1,440)
JPM	USD	135,439	GBP	110,800	March 15, 2023	1,236
MS	USD	654,104	EUR	616,400	March 15, 2023	(9,279)
MS	USD	395,600	GBP	322,600	March 15, 2023	4,860
RBS	USD	430,205	GBP	353,000	March 15, 2023	2,645
SSB	USD	66,542	GBP	54,400	March 15, 2023	652
UBS	USD	151,105	EUR	142,900	March 15, 2023	(2,687)
WES	USD	356,342	EUR	334,500	March 15, 2023	(3,654)
					Net Depreciation	$(8,505)
Counterparty Abbreviations:
BB	Barclays Bank PLC
CIT	Citigroup Global Markets
GS	Goldman Sachs
HSB	HSBC Bank USA
JPM	JP Morgan Chase & Co
MS	Morgan Stanley & Co LLC
RBS	Royal Bank of Scotland
SSB	State Street Bank
UBS	UBS AG
WES	Westpac Banking
Currency Abbreviations
EUR	Euro Dollar
GBP	British Pound
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2022
Empower Core Strategies: U.S. Equity Fund
ASSETS:
Investments in securities, fair value (including $534,605 of securities on loan)(a)	$252,264,206
Repurchase agreements, fair value(b)	546,473
Cash	42,611,642
Cash pledged on futures contracts	1,703,475
Dividends receivable	145,589
Subscriptions receivable	5,050,205
Receivable for investments sold	4,304,903
Unrealized appreciation on forward foreign currency contracts	9,991
Total Assets	306,636,484
LIABILITIES:
Payable for director fees	9,626
Payable for investments purchased	36,900,829
Payable for other accrued fees	95,018
Payable for shareholder services fees	50,656
Payable to investment adviser	32,455
Payable upon return of securities loaned	546,473
Redemptions payable	39,432
Unrealized depreciation on forward foreign currency contracts	18,496
Variation margin on futures contracts	6,100
Total Liabilities	37,699,085
NET ASSETS	$268,937,399
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$2,814,248
Paid-in capital in excess of par	270,319,472
Undistributed/accumulated deficit	(4,196,321)
NET ASSETS	$268,937,399
NET ASSETS BY CLASS
Investor Class	$253,475,637
Institutional Class	$15,461,762
CAPITAL STOCK:
Authorized
Investor Class	200,000,000
Institutional Class	25,000,000
Issued and Outstanding
Investor Class	26,824,779
Institutional Class	1,317,699
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$9.45
Institutional Class	$11.73
(a) Cost of investments	$249,924,579
(b) Cost of repurchase agreements	$546,473
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Operations
For the period ended December 31, 2022 and for the fiscal year ended April 30, 2022
Empower Core Strategies: U.S. Equity Fund	December 31, 2022(a)	April 30, 2022
INVESTMENT INCOME:
Income from securities lending	$2,197	$1,884
Dividends	1,068,107	245,776
Foreign withholding tax	(1,819)	(1,028)
Total Income	1,068,485	246,632
EXPENSES:
Management fees	292,719	144,112
Shareholder services fees – Investor Class	168,642	25,899
Audit and tax fees	27,205	32,621
Custodian fees	73,989	52,938
Directors fees	22,303	27,208
Legal fees	6,662	7,232
Pricing fees	859	645
Registration fees	33,255	46,624
Shareholder report fees	11,782	5,710
Transfer agent fees	5,234	7,333
Other fees	9,798	3,533
Total Expenses	652,448	353,855
Less amount waived by investment adviser	140,025	159,539
Net Expenses	512,423	194,316
NET INVESTMENT INCOME	556,062	52,316
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments and foreign currency transactions	(900,823)	2,243,345
Net realized gain (loss) on futures contracts	(5,697,439)	419,393
Net realized gain on forward foreign currency contracts	3,661	21,795
Net Realized Gain (Loss)	(6,594,601)	2,684,533
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,460,433	(3,267,641)
Net change in unrealized appreciation (depreciation) on futures contracts	236,650	(577,262)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(28,286)	20,133
Net Change in Unrealized Appreciation (Depreciation)	2,668,797	(3,824,770)
Net Realized and Unrealized Loss	(3,925,804)	(1,140,237)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,369,742)	$(1,087,921)
(a)	For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from April 30 to December 31, beginning December 31, 2022.
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the period ended December 31, 2022 and for the fiscal years ended April 30, 2022, and April 30, 2021
Empower Core Strategies: U.S. Equity Fund	December 31, 2022(a)	April 30, 2022	April 30, 2021
OPERATIONS:
Net investment income	$556,062	$52,316	$51,838
Net realized gain (loss)	(6,594,601)	2,684,533	2,931,708
Net change in unrealized appreciation (depreciation)	2,668,797	(3,824,770)	3,160,603
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,369,742)	(1,087,921)	6,144,149
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class(b)	-	(235,368)	-
Institutional Class	-	(887,989)	-
From return of capital	0	(1,123,357)	0
From net investment income and net realized gains
Investor Class(b)	-	(1,978,456)	(28,417)
Institutional Class	-	(3,118,608)	(287,743)
From net investment income and net realized gains	0	(5,097,064)	(316,160)
Total Distributions	0	(6,220,421)	(316,160)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class(b)	257,792,443	20,191,296	3,378,856
Class L(c)	-	-	602,117
Institutional Class	5,907,393	10,654,509	4,103,576
Shares issued in reinvestment of distributions
Investor Class(b)	-	2,213,824	28,417
Institutional Class	-	4,006,597	287,743
Shares redeemed
Investor Class(b)	(8,396,334)	(15,492,381)	(2,090,207)
Class L(c)	-	-	(1,359,266)
Institutional Class	(12,995,721)	(4,288,859)	(1,265,918)
Net Increase in Net Assets Resulting from Capital Share Transactions	242,307,781	17,284,986	3,685,318
Total Increase in Net Assets	238,938,039	9,976,644	9,513,307
NET ASSETS:
Beginning of year	29,999,360	20,022,716	10,509,409
End of year	$268,937,399	$29,999,360	$20,022,716
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class(b)	27,066,517	1,626,440	326,916
Class L(c)	-	-	58,290
Institutional Class	503,118	719,456	313,440
Shares issued in reinvestment of distributions
Investor Class(b)	-	188,089	2,582
Institutional Class	-	283,172	22,132
Shares redeemed
Investor Class(b)	(881,985)	(1,317,660)	(186,120)
Class L(c)	-	-	(127,866)
Institutional Class	(1,135,024)	(295,396)	(102,137)
Net Increase	25,552,626	1,204,101	307,237
(a)	For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from April 30 to December 31, beginning December 31, 2022.
(b)	Investor Class inception date was September 3, 2020.
(c)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
12/31/2022 (c)	$ 9.82	0.05	(0.42)	(0.37)	—	—	—	—	$ 9.45	(3.77%) (d)
4/30/2022	$12.42	(0.01) (e)	(0.08)	(0.09)	(0.27)	(0.54)	(1.70)	(2.51)	$ 9.82	(2.89%)
4/30/2021 (f)	$10.00	0.00 (g)	2.68	2.68	—	(0.09)	(0.17)	(0.26)	$12.42	27.11% (d)
Institutional Class
12/31/2022 (c)	$12.16	0.09	(0.52)	(0.43)	—	—	—	—	$11.73	(3.54%) (d)
4/30/2022	$14.68	0.04	(0.16)	(0.12)	(0.53)	(0.17)	(1.70)	(2.40)	$12.16	(2.59%)
4/30/2021	$ 9.78	0.05	5.12	5.17	—	(0.10)	(0.17)	(0.27)	$14.68	53.21%
4/30/2020	$10.41	0.09	(0.52)	(0.43)	—	(0.04)	(0.16)	(0.20)	$ 9.78	(4.34%)
4/30/2019 (h)	$10.00	0.07	0.41	0.48	—	(0.07)	—	(0.07)	$10.41	4.89% (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(i)
Investor Class
12/31/2022 (c)	$253,476	1.09% (j)	0.90% (j)	0.83% (j)	62% (d)
04/30/2022	$ 6,286	1.57%	0.90%	(0.12%)	132%
04/30/2021 (f)	$ 1,781	3.36% (j)	0.90% (j)	0.01% (j)	69% (d)
Institutional Class
12/31/2022 (c)	$ 15,462	0.89% (j)	0.55% (j)	1.09% (j)	62% (d)
04/30/2022	$ 23,714	1.02%	0.55%	0.26%	132%
04/30/2021	$ 18,242	1.26%	0.55%	0.42%	69%
04/30/2020	$ 9,871	1.49%	0.55%	0.87%	65%
04/30/2019 (h)	$ 8,066	2.20% (j)	0.55% (j)	0.89% (j)	34% (d)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	For the period May 1, 2022 to December 31, 2022. The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from April 30 to December 31, beginning December 31, 2022.
(d)	Not annualized for periods less than one full year.
(e)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(f)	Investor Class inception date was September 3, 2020.
(g)	Amount was less than $0.01 per share.
(h)	Institutional Class inception date was June 25, 2018.
(i)	Portfolio turnover is calculated at the Fund level.
(j)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER CORE STRATEGIES: U.S. EQUITY FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Empower Funds, Inc. (Empower Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Empower Funds presently consists of forty-five funds. Interests in the Empower Core Strategies: U.S. Equity Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital.  The Fund is diversified as defined in the 1940 Act.  The Fund shares are available through certain broker-dealers, custodians or trustees of individual retirement accounts, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available.  The Board of Directors of Empower Funds, Inc. approved a change to the Fund's fiscal year end from April 30 to December 31, beginning December 31, 2022.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Empower Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Empower Capital Management, LLC (ECM or the Adviser), to complete valuation determinations under those policies and procedures. Effective September 8, 2022, pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors approved the Adviser as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s investments, subject to oversight by the Board of Directors.
The Fund generally values its securities, including Exchange Traded Funds, based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.

Annual Report - December 31, 2022

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Convertible Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Exchange Traded Funds	Exchange traded close price.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2022, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.

Annual Report - December 31, 2022

	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock
Basic Materials	$ 7,474,331	$ —	$ —	$ 7,474,331
Communications	19,428,813	—	—	19,428,813
Consumer, Cyclical	25,564,829	—	—	25,564,829
Consumer, Non-cyclical	60,348,862	451,468	—	60,800,330
Energy	16,434,173	900,169	—	17,334,342
Financial	41,606,961	671,065	—	42,278,026
Industrial	29,376,179	488,615	—	29,864,794
Technology	40,944,978	—	—	40,944,978
Utilities	7,491,767	—	—	7,491,767
	248,670,893	2,511,317	—	251,182,210
Convertible Preferred Stock
Communications	249,397	—	—	249,397
Consumer, Non-cyclical	—	238,889	—	238,889
	249,397	238,889	—	488,286
Exchange Traded Funds	593,710	—	—	593,710
Short Term Investments	—	546,473	—	546,473
Total investments, at fair value:	249,514,000	3,296,679	—	252,810,679
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	9,991	—	9,991
Futures Contracts(a)	1,650	—	—	1,650
Total Assets	$ 249,515,650	$ 3,306,670	$ —	$ 252,822,320
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	(18,496)	—	(18,496)
Total Liabilities	$ 0	$ (18,496)	$ —	$ (18,496)
(a)	Forward Foreign Currency Contracts and Futures Contracts are reported at the security's unrealized appreciation (depreciation), which represents the change in the contract's value from trade date.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.

Annual Report - December 31, 2022

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the period ended December 31, 2022 and year ended April 30, 2022 were as follows:
	December 31, 2022	April 30, 2022
Ordinary income	$-	$1,290,993
Long-term capital gain	-	3,806,071
Return of capital	-	1,123,357
	$0	$6,220,421
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$584,521
Undistributed long-term capital gains	—
Capital loss carryforwards	(6,096,291)
Post-October losses	(67,763)
Net unrealized appreciation	1,383,212
Tax composition of capital	$(4,196,321)

Annual Report - December 31, 2022

At December 31, 2022, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the period ended December 31, 2022, the Fund did not utilize any capital loss carryforwards. Details of the capital loss carryforwards as of December 31, 2022, were as follows:
No Expiration	$(6,096,291)
Total	(6,096,291)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(62,163)	$(5,600)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2022 were as follows:
Federal tax cost of investments	$251,420,612
Gross unrealized appreciation on investments	9,807,524
Gross unrealized depreciation on investments	(8,424,312)
Net unrealized appreciation on investments	$1,383,212
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Equity Risk - The risk that relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties.These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels. Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements (if any), events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Annual Report - December 31, 2022

Futures Contracts
The Fund uses futures contracts to equitize cash. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 111 long futures contracts and an average of 0 short futures contracts for the reporting period.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average foreign currency contracts notional amount of $1,130,481 in forward contracts for the reporting period.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2022 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (futures contracts)	Net unrealized appreciation on futures contracts	$1,650 (a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$ 9,991	Unrealized depreciation on forward foreign currency contracts	$(18,496)
(a)Includes cumulative appreciation of futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the period ended December 31, 2022 is as follows:
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Equity contracts (futures contracts)	Net realized loss on futures contracts	$(5,697,439)	Net change in unrealized appreciation on futures contracts	$236,650
Foreign exchange contracts (forwards)	Net realized gain on forward foreign currency contracts	$ 3,661	Net change in unrealized depreciation on forward foreign currency contracts	$ (28,286)

Annual Report - December 31, 2022

3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at December 31, 2022.
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities(a)	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Pledged (Received)	Net Amount
Derivative Assets (forward contracts)	$ 9,991	$(6,302)	$—	$—	$ 3,689
Derivative Liabilities (forward contracts)	$(18,496)	$ 6,302	$—	$—	$(12,194)
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Empower Funds has entered into an investment advisory agreement with ECM, a wholly-owned subsidiary of Empower Annuity Insurance Company of America (Empower of America). As compensation for its services to Empower Funds, the Adviser receives monthly compensation at the annual rate of 0.47% of the Fund’s average daily net assets up to $1 billion dollars, 0.42% of the Fund’s average daily net assets over $1 billion dollars and 0.37% of the Fund’s average daily net assets over $2 billion dollars.  Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.55% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on August 28, 2023 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.  At December 31, 2022, the amounts available for recoupment were as follows:
Expires December 31, 2023	Expires December 31, 2024	Expires December 31, 2025	Recoupment of Past Reimbursed Fees by the Adviser
$136,330	$116,842	$215,587	$0
The Adviser and Empower Funds have entered into a sub-advisory agreement with Irish Life Investment Managers Limited (ILIM), an affiliate of the Adviser and Empower of America, Putnam Investment Management, LLC (Putnam), an affiliate of the Adviser and Empower of America, J.P. Morgan Investment Management Inc., and Loomis, Sayles & Company L.P. (the Sub-Advisers). The Adviser is responsible for compensating the Sub-Advisers for their services.
The Adviser is responsible for compensating ILIM, which receives monthly compensation for its services at the annual rate of 0.0075% of the average daily net value on all Fund assets subject to an annual $20,000 minimum.
The Adviser is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net asset value on the first $250 million of assets, 0.35% on the next $250 million of assets, and 0.25% over $500 million of assets on the portion of the Fund managed by Putnam.

Annual Report - December 31, 2022

Empower Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of ECM and subsidiary of Empower of America. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the share class.
Empower Financial Services, Inc. (the Distributor), is a wholly-owned subsidiary of Empower of America and the principal underwriter to distribute and market the Fund.
Certain officers of Empower Funds are also directors and/or officers of Empower of America or its subsidiaries. No officer or interested director of Empower Funds receives any compensation directly from Empower Funds. The total compensation paid to the independent directors with respect to all forty-five funds for which they serve as directors was $1,258,500 for the fiscal year ended December 31, 2022.
5.  PURCHASES AND SALES OF INVESTMENTS
For the period ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $279,582,783 and $46,256,271, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2022, the Fund had securities on loan valued at $534,605 and received collateral as reported on the Statement of Assets and Liabilities of $546,473 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2022, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2022, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Empower Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Empower Core Strategies: U.S. Equity Fund (the “Fund”), one of the funds constituting the Empower Funds, Inc., as of December 31, 2022, the related statements of operations for the period from May 1, 2022 to December 31, 2022 and for the year ended April 30, 2022, the statements of changes in net assets for the period from May 1, 2022 to December 31, 2022 and for each of the two years in the period ended April 30, 2022, the financial highlights for the period May 1, 2022 to December 31, 2022, for each of the three years in the period ended April 30, 2022, and for the period from June 25, 2018 (commencement of operations) to April 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the period from May 1, 2022 to December 31, 2022 and for the year ended April 30, 2022, the changes in its net assets for the period from May 1, 2022 to December 31, 2022 and for each of the two years in the period ended April 30, 2022, and the financial highlights for the period May 1, 2022 to December 31, 2022, for each of the three years in the period ended April 30, 2022, and for the period from June 25, 2018 (commencement of operations) to April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2023
We have served as the auditor of one or more Empower investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2022, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Empower Funds is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Empower Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 79	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Director, Gold, Inc; Member, Colorado State Fair Board Authority; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	45	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners LLC; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	45	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Director, Colorado State Housing Board; and former Director, Grand Junction Housing Authority; Counseling and Education Center	45	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 68	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	45	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 79	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	45	N/A
Interested Director*****
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower Life & Annuity Insurance Company of New York (“Empower of NY”); President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower of NY; President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 66	Chief Compliance Officer	Since 2016	Head of Compliance, Empower Investments, Empower; Chief Compliance Officer, ECM and EAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 48	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Empower; Vice President and Counsel, ECM; Secretary, Empower of America; Corporate Secretary, Empower of NY; formerly, Vice President & Counsel, Empower Funds; Vice President, Counsel & Secretary, EAG & EFSI	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 47	Treasurer	Since 2016 (Assistant Treasurer) Since 2021 (as Treasurer)	Vice President, Fund Administration, Empower; Treasurer, ECM; Vice President & Treasurer, Empower Trust Company, LLC (“ETC”); formerly, Assistant Treasurer Empower Funds & ETC	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 55	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Administration, Empower; Assistant Treasurer, ECM; Assistant Vice President and Assistant Treasurer, ETC	N/A	N/A
Abhijit Dande 8515 East Orchard Road, Greenwood Village, CO 80111 42	Derivatives Risk Manager	Since 2022	Assistant Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM	N/A	N/A
* A Director who is not an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) is referred to as an “Independent Director.”
** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2024. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the sole member of Resolute Capital Asset Partners LLC, which is the general partner for Resolute Capital Asset Partners Fund I LP. Goldman Sachs & Co. LLC, the clearing agent and custodian for Resolute Capital Asset Partners Fund I LP, is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Empower Core Strategies: Inflation-Protected

Securities, Empower Inflation-Protected Securities and Empower Mid Cap Value Funds; and a Sub-Adviser of the Empower Core Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (1) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Empower International Value Fund, (2) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Virtus Fixed Income Advisers, LLC, a Sub-Adviser of the Empower Multi-Sector Bond Fund, and (3) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Empower Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** An “Interested Director” refers to a Director who is an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) by virtue of their affiliation with ECM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Empower Funds and its Directors is available in the Empower Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://www.greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Empower Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. Empower Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Empower Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Empower Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $996,300 for fiscal year 2021 and $1,031,500 for fiscal year 2022.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $40,000 for fiscal year 2021 and $42,000 for fiscal year 2022. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2021 and $0 for fiscal year 2022.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Empower Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Empower Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Empower Funds that is responsible for the financial reporting or operations of Empower Funds was employed by those auditors and participated in any capacity in an audit of Empower Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Empower Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Empower Funds’ auditors will not provide the following non-audit services to Empower Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Empower Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the

1No pre-approval is required as to non-audit services provided to Empower Funds if: (a) the aggregate amount of all non-audit services provided to Empower Funds constitute not more than 5% of the total amount of revenues paid by Empower Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Empower Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Empower Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Empower Funds’ auditors to (a) Empower Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2021 equaled $2,255,405 and for fiscal year 2022 equaled $1,022,840.
(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Empower Funds, Empower Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Empower Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Empower Funds’ primary investment adviser.

another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
EMPOWER FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2023